UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Legg Mason

Western Asset

Short-Term Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Short-Term Bond Fund

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Legg Mason Western Asset Short-Term Bond Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a

IV	Legg Mason Western Asset Short-Term Bond Fund

Investment commentary (cont’d)

subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities.

Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated Baa/BBB or above) or unrated securities that we judge to be of comparable quality. The Fund may also invest in U.S. dollar denominated fixed-income securities of foreign issuers. The Fund may invest in securities of any maturity and normally maintains an average effective portfolio maturity of not more than three years.

Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then

2	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Fund overview (cont’d)

relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%. All told, the Barclays Capital U.S. Aggregate Indexii returned 7.84% for the twelve months ended December 31, 2011.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given the many macro uncertainties facing the market and increased volatility, we became somewhat more defensive and increased the Fund’s allocations to Treasury securities and cash. The Fund also initiated a position in U.S. Treasury Inflation-Protected Securities (“TIPS”)iii. In contrast, we reduced the portfolio’s exposure to investment grade corporate bonds and non-agency mortgage-backed securities (“MBS”).

The Fund used U.S. Treasury futures and options, as well as Eurodollar futures and options, to manage our duration and yield curveiv exposure. Options on U.S. Treasury futures and Eurodollar options contributed to performance, whereas our Eurodollar futures and U.S. Treasury futures detracted from results. Credit default swaps were utilized to manage our exposure to the credit sector. The use of these instruments was a slight negative for performance during the reporting period.

Performance review

For the twelve months ended December 31, 2011, Class A shares of Legg Mason Western Asset Short-Term Bond Fund, excluding sales charges, returned 1.12%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Indexv, returned 1.55% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 1.26% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Short-Term Bond Fund:
Class A	-0.85%	1.12%
Class C	-0.96%	0.62%
Class I	-0.64%	1.49%
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index	0.53%	1.55%
Lipper Short Investment Grade Debt Funds Category Average[1]	-0.04%	1.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class A, Class C and Class I shares were 0.87%, 0.76% and 1.39%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 256 funds for the six-month period and among the 254 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	3

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.88%, 1.11% and 0.50%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield curve positioning. The Fund’s overweight to the middle portion of the yield curve positively impacted performance as longer-term securities outperformed shorter-term securities.

Issue selection of non-agency MBS aided the Fund’s results. Our holdings, in general, benefited from strong coupon payments and principal paydowns.

Elsewhere, a number of individual investment grade bonds were positive for performance. In particular, our overweight positions in Anadarko Petroleum Corp., Petrobras International Finance Co. and Kraft Foods Inc. contributed to results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight to investment grade corporate bonds. Our holdings in the Financials sector generated the weakest results during the period. They underperformed the benchmark due to fears of contagion from the European sovereign debt crisis and uncertainties regarding new financial regulations. Individual Financials holdings that generated poor results were Wachovia Cap Trust III, Goldman Sachs Capital II and Citigroup Inc.

Thank you for your investment in Legg Mason Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Corporate Bonds & Notes (41.3%), U.S. Government & Agency Obligations (23.8%), Collateralized Mortgage Obligations (12.9%), Asset-Backed Securities (9.7%) and Mortgage-Backed Securities (4.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

4	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives, such as written options, swap contracts and futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.85%	$1,000.00	$991.50	0.92%	$4.62	Class A	5.00%	$1,000.00	$1,020.57	0.92%	$4.69
Class C	-0.96	1,000.00	990.40	1.14	5.72	Class C	5.00	1,000.00	1,019.46	1.14	5.80
Class I	-0.64	1,000.00	993.60	0.51	2.56	Class I	5.00	1,000.00	1,022.63	0.51	2.60

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asst value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 12/31/11	1.12%	0.62%	1.49%
Five Years Ended 12/31/11	1.86	1.37	2.27
Ten Years Ended 12/31/11	2.46	N/A	2.86
Inception* through 12/31/11	4.04	1.73	3.89

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 12/31/11	-1.17%	0.62%	1.49%
Five Years Ended 12/31/11	1.37	1.37	2.27
Ten Years Ended 12/31/11	2.21	N/A	2.86
Inception* through 12/31/11	3.92	1.73	3.89

Cumulative total returns
Without sales charges[1]
Class A (12/31/01 through 12/31/11)		27.46%
Class C (Inception date of 8/5/02 through 12/31/11)		17.49
Class I (12/31/01 through 12/31/11)		32.56

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are November 11, 1991, August 5, 2002 and February 7, 1996, respectively.

8	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Western Asset Short-Term Bond Fund vs. Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2001 - December 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset Short-Term Bond Fund vs. Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Short-Term Bond Fund on December 31, 2001, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index. The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than Class A and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Citigroup 1-3 Yr.	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
HY	— High Yield
LMWA Short-Term	— Legg Mason Western Asset Short-Term Bond Fund
MBS	— Mortgage Backed Securities

10	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Citigroup 1-3 Yr.	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
HY	— High Yield
LMWA Short-Term	— Legg Mason Western Asset Short-Term Bond Fund
MBS	— Mortgage Backed Securities

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	11

Schedule of investments

December 31, 2011

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 41.3%
Consumer Discretionary — 1.0%
Automobiles — 0.3%
Daimler Finance NA LLC, Senior Notes	1.184%	3/28/14	$1,400,000	$1,351,966	(a)(b)
Media — 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	550,000	620,241
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,122,102
Walt Disney Co., Senior Notes	4.700%	12/1/12	900,000	934,160
Total Media				2,676,503
Multiline Retail — 0.2%
Macy’s Retail Holdings Inc., Senior Notes	5.350%	3/15/12	990,000	996,838
Total Consumer Discretionary				5,025,307
Consumer Staples — 1.7%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,251,564
Diageo Capital PLC	5.200%	1/30/13	1,180,000	1,236,022
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	510,000	517,186
Total Beverages				3,004,772
Food & Staples Retailing — 0.2%
Kroger Co., Notes	3.900%	10/1/15	770,000	828,443
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	2,240,000	2,289,202
Tobacco — 0.5%
Altria Group Inc., Senior Notes	8.500%	11/10/13	380,000	429,187
Altria Group Inc., Senior Notes	9.250%	8/6/19	180,000	242,047
Philip Morris International Inc.	4.875%	5/16/13	1,100,000	1,161,168
Reynolds American Inc., Senior Notes	7.250%	6/1/13	900,000	965,583
Total Tobacco				2,797,985
Total Consumer Staples				8,920,402
Energy — 2.6%
Oil, Gas & Consumable Fuels — 2.6%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	890,000	989,167
Apache Corp., Notes	6.250%	4/15/12	1,820,000	1,847,391
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	330,000	331,529
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	680,000	729,667
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	160,000	167,736
ConocoPhillips	4.750%	10/15/12	1,000,000	1,030,057
Duke Capital LLC, Senior Notes	6.250%	2/15/13	1,000,000	1,048,650
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,760,000	1,985,046

See Notes to Financial Statements.

12	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	$370,000	$453,917
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	890,000	1,028,571
Pemex Project Funding Master Trust, Senior Notes	1.127%	12/3/12	2,131,000	2,121,411	(a)(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	1,130,000	1,169,788
Shell International Finance BV, Senior Notes	1.875%	3/25/13	960,000	978,163
Total Energy				13,881,093
Financials — 30.8%
Capital Markets — 6.9%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,740,000	1,946,338
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,580,000	1,602,812	(a)
Credit Suisse USA Inc., Senior Notes	6.500%	1/15/12	4,000,000	4,007,296
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	900,000	1,006,330
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	2,260,000	1,401,200	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	830,000	831,102
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,390,000	1,418,863
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	440,000	435,002
Kaupthing Bank HF, Senior Notes	1.000%	1/15/10	190,000	47,975	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,120,000	535,300	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	890,000	224,725	(a)(d)(f)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	2,620,000	1,572	(b)(c)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	810,000	891	(f)
Macquarie Bank Ltd.	2.600%	1/20/12	3,620,000	3,620,069	(a)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,060,678	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	1,930,000	1,948,688
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	1,700,000	1,724,808
Morgan Stanley, Senior Notes	2.953%	5/14/13	2,290,000	2,199,779	(b)
Pooled Funding Trust II, Notes	2.625%	3/30/12	10,000,000	10,052,510	(a)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	243,401
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,720,000	1,716,484
Total Capital Markets				36,025,823
Commercial Banks — 11.6%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,400,000	1,257,225
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,370,000	1,393,982	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,190,000	1,234,511	(a)
Bank of Montreal, Senior Secured Bonds	1.300%	10/31/14	2,850,000	2,847,076	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	13

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	$320,000	$323,934	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,199,721	(a)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	210,000	216,599
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	154,466	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,200,000	1,137,305
BNP Paribas, Senior Notes	1.291%	1/10/14	690,000	636,736	(b)
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	2,420,000	2,329,110	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	990,000	959,269	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,380,000	3,532,489	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	980,000	1,010,359	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	2,000,000	1,967,020	(a)
Credit Agricole Home Loan SFH, Secured Bonds	1.162%	7/21/14	600,000	576,863	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,230,000	1,130,684	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	640,000	483,200	(a)(b)
Danske Bank A/S, Senior Notes	1.451%	4/14/14	1,300,000	1,253,834	(a)(b)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,212,316	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,180,000	2,218,379	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	2,600,000	2,637,976	(a)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	350,000	0	(a)(d)(f)(g)(h)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,160,000	2,136,246	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	2,730,000	2,683,347	(a)
ING Bank NV, Senior Notes	2.625%	2/9/12	2,000,000	2,003,688	(a)
Landsbanki Islands HF	7.431%	10/19/17	590,000	0	(a)(c)(d)(f)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	1,720,000	68,800	(a)(d)(e)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	1,600,000	1,613,595
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,590,000	1,604,979	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	660,000	670,969	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,580,000	2,584,368	(a)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,310,000	1,253,509
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	272,595	(a)
Societe Generale, Senior Notes	1.441%	4/11/14	1,500,000	1,322,554	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,860,000	1,880,001	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	971,252	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/15/12	5,680,000	4,778,300	(b)(c)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,660,000	1,736,475

See Notes to Financial Statements.

14	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	$2,420,000	$2,444,585
Total Commercial Banks				60,738,317
Consumer Finance — 2.6%
Ally Financial Inc., Notes	2.200%	12/19/12	2,290,000	2,334,815
Ally Financial Inc., Senior Notes	7.500%	12/31/13	3,048,000	3,139,440
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	487,000	480,913
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	970,000	1,018,160	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	810,000	819,671
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	970,000	983,751
SLM Corp.	0.718%	1/27/14	3,200,000	2,894,214	(b)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	1,950,000	1,971,606
Total Consumer Finance				13,642,570
Diversified Financial Services — 7.2%
Bank of America Corp., Senior Notes	4.875%	9/15/12	340,000	342,240
Bank of America Corp., Senior Notes	4.500%	4/1/15	250,000	241,426
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,230,000	1,273,335
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,450,000	4,673,167
Citigroup Inc., Senior Notes	5.500%	10/15/14	340,000	349,760
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,150,000	1,137,091	(a)
General Electric Capital Corp., Senior Notes	5.875%	2/15/12	4,500,000	4,527,419
General Electric Capital Corp., Senior Notes	0.511%	4/10/12	5,500,000	5,501,397	(b)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,410,000	1,545,023
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	400,000	448,604
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	785,000	775,188	(b)
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	2,650,000	2,746,651
International Lease Finance Corp., Medium-Term Notes	0.748%	7/13/12	580,000	562,673	(b)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	2,100,000	2,218,171
NCUA Guaranteed Notes, Senior Notes	0.296%	6/12/13	1,570,000	1,568,556	(b)
Private Export Funding Corp.	3.550%	4/15/13	4,150,000	4,318,374
Private Export Funding Corp., Notes	4.950%	11/15/15	1,820,000	2,092,507
SSIF Nevada LP, Senior Notes	1.101%	4/14/14	2,640,000	2,599,877	(a)(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	100,000	101,375	(a)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	740,000	744,598	(a)
Total Diversified Financial Services				37,767,432
Insurance — 2.4%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	294,516	(a)
American International Group Inc., Senior Notes	3.650%	1/15/14	1,860,000	1,807,343

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	15

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	$2,570,000	$2,614,263
MetLife Inc., Senior Notes	2.375%	2/6/14	2,540,000	2,576,749
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,060,000	1,074,044	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,250,000	1,261,089
Suncorp-Metway Ltd., Senior Notes	1.903%	7/16/12	2,850,000	2,872,241	(a)(b)
Total Insurance				12,500,245
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	160,000	160,353
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	750,000	720,921
Total Thrifts & Mortgage Finance				881,274
Total Financials				161,555,661
Health Care — 0.9%
Health Care Equipment & Supplies — 0.5%
Baxter International Inc., Senior Notes	1.800%	3/15/13	1,070,000	1,083,027
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,340,000	1,416,156
Total Health Care Equipment & Supplies				2,499,183
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	510,000	531,217
Pharmaceuticals — 0.3%
Teva Pharmaceutical Finance III BV, Senior Notes	1.067%	3/21/14	1,810,000	1,800,666	(b)
Total Health Care				4,831,066
Industrials — 0.8%
Airlines — 0.5%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,027,371	1,069,699
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	672,436	700,140
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	665,093	675,070
Total Airlines				2,444,909
Industrial Conglomerates — 0.3%
United Technologies Corp., Senior Notes	5.375%	12/15/17	1,360,000	1,610,868
Total Industrials				4,055,777
Materials — 1.3%
Chemicals — 0.3%
Dow Chemical Co., Notes	5.700%	5/15/18	90,000	100,400
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,180,000	1,259,312
Total Chemicals				1,359,712
Metals & Mining — 1.0%
BHP Billiton Finance USA Ltd., Senior Notes	1.125%	11/21/14	2,410,000	2,417,365

See Notes to Financial Statements.

16	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	$1,160,000	$1,184,525
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,070,000	1,091,009
Vale Overseas Ltd., Notes	6.250%	1/23/17	480,000	543,320
Total Metals & Mining				5,236,219
Total Materials				6,595,931
Telecommunication Services — 1.6%
Diversified Telecommunication Services — 1.2%
AT&T Inc., Senior Notes	4.850%	2/15/14	2,860,000	3,084,273
Telefonica Emisiones SAU	0.763%	2/4/13	2,490,000	2,394,999	(b)
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	180,000	172,748
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	440,000	595,129
Total Diversified Telecommunication Services				6,247,149
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,320,000	1,322,923
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	520,000	573,661
Total Wireless Telecommunication Services				1,896,584
Total Telecommunication Services				8,143,733
Utilities — 0.6%
Electric Utilities — 0.4%
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,110,000	1,185,550
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,181,978
Total Electric Utilities				2,367,528
Multi-Utilities — 0.2%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	13,289
DTE Energy Co., Senior Notes	1.227%	6/3/13	760,000	759,542	(b)
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	174,422
Total Multi-Utilities				947,253
Total Utilities				3,314,781
Total Corporate Bonds & Notes (Cost — $222,002,862)				216,323,751
Asset-Backed Securities — 9.7%
Access Group Inc., 2005-B A2	0.648%	7/25/22	1,775,384	1,662,287	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,570,000	1,568,745	(a)
ARI Fleet Lease Trust, 2010-A A	1.728%	8/15/18	279,549	279,589	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.419%	5/25/32	221,263	187,878	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.119%	8/25/33	400,000	293,521	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.814%	6/25/34	789,374	765,070	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 22A1	2.755%	10/25/36	259,935	123,048	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	17

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Brazos Higher Education Authority Inc., 2011-1 A3	1.556%	11/25/33	$2,400,000	$2,246,198	(b)
Citibank Credit Card Issuance Trust, 2009-A1 A1	2.028%	3/17/14	2,900,000	2,910,163	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	3,290,000	3,339,422
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	123,615	103,158	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.494%	2/25/37	264,042	160,474	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.558%	2/15/34	249,534	143,829	(b)
Education Funding Capital Trust, 2003-3 A6	1.787%	12/15/42	200,000	191,000	(b)
Ford Credit Auto Owner Trust, 2011-A A2	0.620%	7/15/13	979,572	979,592
Ford Credit Auto Owner Trust, 2011-B A2	0.680%	1/15/14	3,300,000	3,300,762
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	2,500,000	2,499,817	(a)
GSAMP Trust, 2006-SEA1 A	0.594%	5/25/36	402,067	331,301	(a)(b)
GSAMP Trust, 2007-SEA1 A	0.594%	12/25/36	863,482	477,238	(a)(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.594%	3/25/35	1,060,230	829,371	(a)(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.694%	3/25/37	1,640,775	719,842	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,920,000	1,966,009	(a)
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	3,000,000	2,998,401
Lehman XS Trust, 2005-5N 3A1A	0.594%	11/25/35	939,616	626,346	(b)
Long Beach Mortgage Loan Trust, 2006-A A1	0.474%	5/25/36	2,958,067	45,241	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.624%	12/7/20	3,974,485	3,986,051	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	1,400,000	1,403,032
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	1,200,000	1,205,691
Nissan Master Owner Trust Receivables, 2010-AA A	1.428%	1/15/15	2,110,000	2,126,118	(a)(b)
Penarth Master Issuer, 2011-1A A1	0.935%	5/18/15	730,000	728,319	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.419%	8/25/33	220,856	128,107	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	19,195	19,921
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	430,188	427,786	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.269%	12/25/33	78,485	55,969	(b)
SLM Student Loan Trust, 2003-04 A5A	1.296%	3/15/33	104,238	99,319	(a)(b)
SLM Student Loan Trust, 2003-11 A4	0.736%	6/15/20	520,514	518,877	(b)
SLM Student Loan Trust, 2003-11 A6	0.836%	12/15/25	1,200,000	1,116,797	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.798%	4/25/25	2,330,000	2,103,634	(b)
SLM Student Loan Trust, 2005-10 A4	0.528%	10/25/19	909,781	902,886	(b)
SLM Student Loan Trust, 2006-4 A4	0.498%	4/25/23	282,906	282,086	(b)
SLM Student Loan Trust, 2006-5 A5	0.528%	1/25/27	1,600,000	1,517,293	(b)
SLM Student Loan Trust, 2006-8 A3	0.438%	1/25/18	767,181	766,488	(b)
SLM Student Loan Trust, 2007-2 A2	0.418%	7/25/17	514,837	510,748	(b)
SLM Student Loan Trust, 2008-1 A2	0.768%	10/25/16	1,383,381	1,378,496	(b)

See Notes to Financial Statements.

18	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.194%	11/25/34	$430,010	$328,353	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	312,856	301,816	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.434%	5/25/47	800,000	522,191	(b)
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	708,766	751,249	(b)
Volkswagen Auto Loan Enhanced Trust, 2008-1 A4	1.985%	10/20/14	785,874	787,572	(b)
Total Asset-Backed Securities (Cost — $55,823,033)				50,717,101
Collateralized Mortgage Obligations — 12.9%
American Home Mortgage Investment Trust, 2005-4 1A1	0.584%	11/25/45	988,990	567,995	(b)
Banc of America Funding Corp., 2004-B 3A2	2.846%	12/20/34	198,175	114,058	(b)
Banc of America Funding Corp., 2005-E 4A1	2.675%	3/20/35	359,474	318,477	(b)
Banc of America Funding Corp., 2006-D 1A1	0.455%	5/20/36	915,375	690,147	(b)
Banc of America Funding Corp., 2006-E 2A1	2.827%	6/20/36	1,674,601	987,889	(b)
Banc of America Mortgage Securities, 2002-J B1	3.520%	9/25/32	163,725	81,802	(b)
Banc of America Mortgage Securities, 2003-C B1	2.857%	4/25/33	606,492	198,466	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.748%	6/25/34	314,412	297,501	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.644%	8/25/35	950,375	719,923	(a)(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.473%	9/25/34	450,463	368,296	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.454%	1/25/47	1,005,487	324,320	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.698%	1/25/35	143,532	118,560	(b)
Bear Stearns ARM Trust, 2006-4 1A1	2.669%	10/25/36	349,478	214,360	(b)
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	1,703,203	1,768,005	(b)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.544%	6/25/38	1,476,618	774,946	(a)(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.757%	2/25/37	346,209	305,045	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.594%	8/25/35	13,711	8,642	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.584%	10/25/35	42,887	28,007	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.494%	1/25/36	24,932	14,210	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.524%	7/25/36	125,451	68,616	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.694%	5/25/35	185,794	175,305	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	2.837%	3/25/37	1,226,061	723,258	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.761%	12/25/34	97,057	71,314	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.977%	12/25/34	86,241	64,803	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.604%	11/25/35	587,639	326,960	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.665%	11/20/35	1,965,537	412,582	(b)
Countrywide Home Loan, 2003-HYB1 1A1	2.803%	5/19/33	155,014	135,394	(b)
Countrywide Home Loans, 2003-2 A2	4.000%	3/25/33	250,272	249,991

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	19

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans, 2003-HYB3 6A1	2.866%	11/19/33	$78,685	$63,800	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.634%	6/25/35	182,248	129,961	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.694%	9/25/35	84,693	69,813	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.714%	7/25/36	126,594	108,047	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.550%	11/25/34	758,174	377,645	(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.574%	6/25/34	740,734	675,829	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 2A1A	1.148%	4/19/47	624,564	339,272	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.535%	3/19/45	362,321	212,411	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.820%	2/25/48	595,841	595,217	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.970%	12/29/45	2,105,209	2,084,157	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	336,138
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	250,629	283,516	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.664%	2/25/37	245,540	126,707	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.631%	2/25/35	1,083,864	927,073	(b)
Government National Mortgage Association (GNMA), 1996-12 S, IO	8.188%	6/16/26	759,031	161,511	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.238%	8/16/26	560,784	119,418	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.809%	3/20/60	1,599,556	1,588,039	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.259%	5/20/60	1,720,268	1,737,643	(b)(h)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.575%	10/20/60	4,359,238	4,282,952	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.595%	8/20/58	5,238,253	5,160,831	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.695%	11/20/60	3,688,745	3,648,169	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.745%	2/20/61	1,033,770	1,019,556	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.524%	9/25/35	411,054	158,131	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.714%	6/25/34	1,660,461	1,509,730	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.644%	9/25/35	1,608,775	1,263,788	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.714%	5/25/35	319,556	212,071	(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.685%	11/19/34	230,887	118,967	(b)

See Notes to Financial Statements.

20	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Homebanc Mortgage Trust, 2004-2 A1	0.664%	12/25/34	$574,753	$405,383	(b)
IMPAC CMB Trust, 2004-5 1A1	1.014%	10/25/34	444,531	384,855	(b)
IMPAC CMB Trust, 2007-A A	0.544%	5/25/37	157,918	121,806	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.734%	11/25/37	428,690	308,470	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.654%	1/25/35	383,258	194,427	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.504%	5/25/46	380,433	205,779	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,000,000	328,957	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.756%	2/25/34	206,219	200,676	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.648%	11/25/33	319,693	303,554	(b)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	824,429	831,542
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	254,422	253,713
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.718%	11/21/34	3,000,000	2,757,179	(b)
MASTR ARM Trust, 2003-6 1A2	2.700%	12/25/33	188,797	170,714	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	58,206	59,835	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.440%	3/25/33	755,078	578,253	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	2.743%	9/25/33	84,878	76,803	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	1,339,858	1,364,435
Mortgage IT Trust, 2005-2 1A1	0.554%	5/25/35	191,714	143,049	(b)
Mortgage IT Trust, 2005-3 A1	0.594%	8/25/35	363,795	265,548	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.724%	1/8/20	1,304,752	1,306,996	(b)
New York Mortgage Trust Inc., 2005-2 A	0.624%	8/25/35	814,879	722,215	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.415%	12/25/34	1,405,995	1,290,797	(b)
Prime Mortgage Trust, 2005-2 2A1	7.127%	10/25/32	475,181	473,012	(b)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	17,300	18,529
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	13,030	13,187
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	30,350	27,928
Sequoia Mortgage Trust, 2003-2 A2	1.278%	6/20/33	206,111	161,927	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.482%	4/25/34	382,422	308,736	(b)
Structured ARM Loan Trust, 2004-07 A1	0.699%	6/25/34	349,551	257,541	(b)
Structured ARM Loan Trust, 2004-9XS A	0.664%	7/25/34	303,106	236,686	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.534%	3/25/35	654,085	407,028	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.498%	7/25/35	641,002	403,473	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.524%	2/25/36	502,492	280,444	(b)
Structured Asset Securities Corp., 2002-08A 7A1	1.834%	5/25/32	144,168	123,636	(b)
Structured Asset Securities Corp., 2002-11A B2II	2.875%	6/25/32	138,271	46,581	(b)
Structured Asset Securities Corp., 2002-16A B2II	2.500%	8/25/32	284,930	63,823	(b)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	1,162,598	1,068,081
Structured Asset Securities Corp., 2004-2 4A1	2.525%	3/25/34	1,134,892	1,039,417	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	21

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Securities Corp., 2004-5 1A	2.672%	5/25/34	$94,896	$74,446	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.694%	9/25/33	715,717	621,146	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,291,948	2,276,953
Structured Asset Securities Corp., 2005-RF3 2A	3.716%	6/25/35	1,060,698	885,850	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.485%	8/25/33	245,068	230,985	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	339,991	226,166	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.479%	1/25/35	640,165	582,657	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 1A	0.908%	3/25/47	586,853	292,388	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	2.468%	3/25/47	2,499,342	1,423,429	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.018%	7/25/47	3,751,588	2,181,265	(b)
Washington Mutual Inc., 2005-AR4 A5	2.576%	4/25/35	200,000	140,956	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.584%	7/25/45	492,080	361,501	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.614%	8/25/45	472,412	346,677	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR09 1A	1.208%	8/25/46	91,837	51,473	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.168%	9/25/46	561,395	320,248	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.581%	6/25/33	398,776	382,435	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.449%	10/25/33	1,130,234	1,071,361	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.614%	7/25/45	540,162	397,876	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR01 A1B	0.614%	2/25/36	850,039	93,239	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.178%	6/25/46	580,761	219,522	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.661%	12/25/34	706,551	665,188	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	2.709%	7/25/34	328,364	159,970	(b)
Total Collateralized Mortgage Obligations (Cost — $79,985,806)				67,650,010
Mortgage-Backed Securities — 4.7%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	24,701	25,359

See Notes to Financial Statements.

22	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	$253	$259
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	159,120	192,891
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	622,333	721,271
Total FHLMC				939,780
FNMA — 3.4%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	60,147	64,076
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	2,120	2,166
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	15,359	15,483
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	23,876	27,459
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	1,990,793	2,315,633
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	95	105
Federal National Mortgage Association (FNMA)	2.435%	5/1/32	29,739	29,934	(b)
Federal National Mortgage Association (FNMA)	2.373%	8/1/32	39,227	41,267	(b)
Federal National Mortgage Association (FNMA)	2.425%	12/1/32	203,793	210,342	(b)
Federal National Mortgage Association (FNMA)	1.806%	1/1/33	404,278	416,585	(b)
Federal National Mortgage Association (FNMA)	2.050%	5/1/34	1,048,077	1,100,843	(b)
Federal National Mortgage Association (FNMA)	2.096%	5/1/35	860,294	901,087	(b)
Federal National Mortgage Association (FNMA)	3.529%	12/1/39	10,885,792	11,414,473	(b)
Federal National Mortgage Association (FNMA)	5.000%	1/12/42	400,000	432,188	(i)
Federal National Mortgage Association (FNMA)	6.000%	1/12/42	800,000	881,000	(i)
Total FNMA				17,852,641
GNMA — 1.1%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	48,551	54,084
Government National Mortgage Association (GNMA)	9.000%	9/15/22	420	422
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,961,778	2,274,612
Government National Mortgage Association (GNMA)	1.540%	1/20/60	1,853,372	1,869,163	(b)(h)
Government National Mortgage Association (GNMA)	2.297%	8/20/60	1,560,715	1,666,219	(b)(h)
Total GNMA				5,864,500
Total Mortgage-Backed Securities (Cost — $23,895,587)				24,656,921
Sovereign Bonds — 1.2%
Japan — 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,797,240
Norway — 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	2,400,000	2,445,420	(a)
Total Sovereign Bonds (Cost — $5,985,702)				6,242,660

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	23

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 23.8%
U.S. Government Agencies — 15.8%
Federal Farm Credit Bank (FFCB), Bonds	0.270%	4/25/12	$5,000,000	$5,002,720
Federal Farm Credit Bank (FFCB), Bonds	0.244%	11/29/12	6,000,000	6,009,804	(b)
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,600,000	2,657,338
Federal Home Loan Bank (FHLB), Bonds	0.244%	10/26/12	6,000,000	6,003,606	(b)
Federal Home Loan Bank (FHLB), Bonds	1.625%	6/14/13	5,500,000	5,602,971
Federal Home Loan Bank (FHLB), Bonds	0.700%	8/23/13	2,700,000	2,701,080
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.200%	7/25/14	1,960,000	1,966,227
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.750%	9/10/15	530,000	547,308
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.750%	1/15/12	5,100,000	5,109,751
Federal National Mortgage Association (FNMA), Bonds	1.952%	4/1/33	684,675	717,851	(b)
Federal National Mortgage Association (FNMA), Notes	1.000%	4/4/12	4,500,000	4,510,634
Federal National Mortgage Association (FNMA), Notes	0.375%	12/28/12	4,250,000	4,260,064
Federal National Mortgage Association (FNMA), Notes	4.750%	2/21/13	4,400,000	4,622,667
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	3,100,000	3,128,334
Federal National Mortgage Association (FNMA), Notes	0.600%	10/25/13	2,600,000	2,600,637
Federal National Mortgage Association (FNMA), Notes	1.625%	8/8/14	3,700,000	3,704,066
Federal National Mortgage Association (FNMA), Notes	1.375%	11/15/16	10,070,000	10,170,881
Federal National Mortgage Association (FNMA), Senior Notes	0.750%	12/19/14	13,720,000	13,772,369
Total U.S. Government Agencies				83,088,308
U.S. Government Obligations — 8.0%
U.S. Treasury Notes	0.250%	9/15/14	20,420,000	20,372,136
U.S. Treasury Notes	1.000%	8/31/16	9,250,000	9,352,619
U.S. Treasury Notes	1.000%	9/30/16	5,810,000	5,870,825
U.S. Treasury Notes	1.750%	10/31/18	4,750,000	4,889,531
U.S. Treasury Notes	1.375%	11/30/18	1,200,000	1,204,313
Total U.S. Government Obligations				41,689,424
Total U.S. Government & Agency Obligations (Cost — $124,290,240)				124,777,732
U.S. Treasury Inflation Protected Securities — 1.4%
U.S. Government Obligations — 1.4%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	4,782,113	4,786,598
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	2,901,288	2,915,794
Total U.S. Treasury Inflation Protected Securities (Cost — $7,706,038)				7,702,392

See Notes to Financial Statements.

24	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Short-Term Bond Fund

Security	Rate	Expiration Date	Contracts	Value
Purchased Options — 0.0%
Eurodollar Futures, Call @ $99.38		9/17/12	69	$18,113
Eurodollar Mid Curve 1-Year Futures, Call @ $99.50		9/14/12	69	5,606
Total Purchased Options (Cost — $33,224)				23,719
Total Investments before Short-Term Investments (Cost — $519,722,492)				498,094,286

		Maturity Date	Face Amount
Short-Term Investments — 3.7%
Commercial Paper — 0.9%
Bank of Nova Scotia	0.150%	1/27/12	$2,450,000	2,449,734	(j)
Nationwide Building Society	0.500%	2/14/12	2,000,000	1,998,778	(j)
Total Commercial Paper (Cost — $4,448,512)				4,448,512
U.S. Government Agencies — 2.3%
Federal Home Loan Bank (FHLB), Discount Notes	0.231%	8/3/12	2,500,000	2,499,260	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.130%	8/8/12	2,500,000	2,499,243	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.150%	10/26/12	2,200,000	2,198,548	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	750,000	749,979	(j)(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	7/6/12	2,900,000	2,899,403	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	7/30/12	1,000,000	999,768	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discounted Notes	0.030%	1/11/12	100,000	99,999	(j)(k)
Total U.S. Government Agencies (Cost — $11,939,307)				11,946,200
Ceritificates of Deposit (Yankee) — 0.5%
Nordea Bank Finland PLC (Cost — $2,700,000)	0.653%	11/13/12	2,700,000	2,687,097	(b)
Total Short-Term Investments (Cost — $19,087,819)				19,081,809
Total Investments — 98.7% (Cost — $538,810,311#)				517,176,095
Other Assets in Excess of Liabilities — 1.3%				6,912,150
Total Net Assets — 100.0%				$524,088,245

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Illiquid security (unaudited).

(e)	The maturity principal is currently in default as of December 31, 2011.

(f)	The coupon payment on these securities is currently in default as of December 31, 2011.

(g)	Value is less than $1.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	25

Legg Mason Western Asset Short-Term Bond Fund

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $541,245,685.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/17/12	$99.50	69	$7,763
Eurodollar Mid Curve 1-Year Futures, Call	9/14/12	99.38	69	13,368

		Strike Rate	Notional Par
Interest rate swaption with Credit Suisse, Put	8/26/14	2.50%	131,592,000	353,076
Total Written Options (Premiums received — $584,070)				$374,207

See Notes to Financial Statements.

26	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $538,810,311)	$517,176,095
Cash	8,065,878
Interest receivable	2,844,793
Receivable for securities sold	878,625
Receivable for Fund shares sold	394,597
Swaps, at value (net premiums paid — $9,892)	60,774
Principal paydown receivable	10,016
Prepaid expenses	49,519
Other receivables	903
Total Assets	529,481,200

Liabilities:
Payable for Fund shares repurchased	3,138,712
Payable for securities purchased	1,301,969
Written options, at value (premiums received $584,070)	374,207
Investment management fee payable	199,750
Service and/or distribution fees payable	82,626
Payable to broker — variation margin on open futures contracts	31,905
Distributions payable	22,847
Trustees’ fees payable	6,774
Payable for open swap contracts	1,450
Swaps, at value (net premiums received — $537)	217
Accrued expenses	232,498
Total Liabilities	5,392,955
Total Net Assets	$524,088,245

Net Assets:
Par value (Note 7)	$1,365
Paid-in capital in excess of par value	577,328,076
Overdistributed net investment income	(24,642)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(31,442,287)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(21,774,267)
Total Net Assets	$524,088,245

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	27

Shares Outstanding:
Class A	16,248,108
Class C	42,405,029
Class I	77,894,476

Net Asset Value:
Class A (and redemption price)	$3.84
Class C (and redemption price)	$3.84
Class I (and redemption price)	$3.84
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.93

See Notes to Financial Statements.

28	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$12,456,332

Expenses:
Investment management fee (Note 2)	2,360,566
Service and/or distribution fees (Notes 2 and 5)	1,005,629
Transfer agent fees (Note 5)	265,585
Registration fees	75,189
Legal fees	64,148
Fund accounting fees	53,073
Shareholder reports	49,242
Audit and tax	41,750
Trustees’ fees	8,547
Insurance	5,457
Custody fees	4,371
Miscellaneous expenses	5,406
Total Expenses	3,938,963
Net Investment Income	8,517,369

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,617,285)
Futures contracts	(318,697)
Written options	314,341
Swap contracts	(44,757)
Net Realized Loss	(3,666,398)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	360,510
Futures contracts	21,758
Written options	187,403
Swap contracts	8,298
Change in Net Unrealized Appreciation (Depreciation)	577,969
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(3,088,429)
Increase in Net Assets from Operations	$5,428,940

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	29

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$8,517,369	$11,837,918
Net realized loss	(3,666,398)	(2,412,541)
Change in net unrealized appreciation (depreciation)	577,969	25,103,043
Proceeds from settlement of a regulatory matter	—	67,524	†
Increase in Net Assets From Operations	5,428,940	34,595,944

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,576,650)	(13,240,985)
Decrease in Net Assets From Distributions to Shareholders	(10,576,650)	(13,240,985)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	179,018,124	237,428,291
Reinvestment of distributions	10,396,423	13,046,324
Cost of shares repurchased	(163,029,165)	(175,275,802)
Increase in Net Assets From Fund Share Transactions	26,385,382	75,198,813
Increase in Net Assets	21,237,672	96,553,772

Net Assets:
Beginning of year	502,850,573	406,296,801
End of year*	$524,088,245	$502,850,573
* Includes overdistributed net investment income of:	$(24,642)	$(138,943)

†	The Fund received $56,780, $10,463, and $281 for Class A, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

30	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$3.87	$3.69	$3.34	$3.98	$4.13

Income (loss) from operations:
Net investment income	0.06	0.09	0.09	0.15	0.19
Net realized and unrealized gain (loss)	(0.02)	0.19	0.36	(0.63)	(0.15)
Total income (loss) from operations	0.04	0.28	0.45	(0.48)	0.04

Less distributions from:
Net investment income	(0.07)	(0.10)	(0.10)	(0.16)	(0.19)
Total distributions	(0.07)	(0.10)	(0.10)	(0.16)	(0.19)

Net asset value, end of year	$3.84	$3.87	$3.69	$3.34	$3.98
Total return[2]	1.12%	7.75%	13.70%	(12.39)%	1.00%

Net assets, end of year (millions)	$62	$62	$45	$39	$58

Ratios to average net assets:
Gross expenses	0.87%	0.88%	0.98%	1.02%	0.90%
Net expenses[3]	0.87	0.88	0.98	1.01 [4]	0.90
Net investment income	1.51	2.33	2.61	4.09	4.54

Portfolio turnover rate[5]	89%	80%	94%	46%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 105%, 87%, 159%, 291% and 372% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$3.88	$3.70	$3.34	$3.99	$4.14

Income (loss) from operations:
Net investment income	0.05	0.08	0.08	0.13	0.16
Net realized and unrealized gain (loss)	(0.03)	0.19	0.37	(0.64)	(0.14)
Total income (loss) from operations	0.02	0.27	0.45	(0.51)	0.02

Less distributions from:
Net investment income	(0.06)	(0.09)	(0.09)	(0.14)	(0.17)
Total distributions	(0.06)	(0.09)	(0.09)	(0.14)	(0.17)

Net asset value, end of year	$3.84	$3.88	$3.70	$3.34	$3.99
Total return[2]	0.62%	7.44%	13.63%	(13.15)%	0.34%

Net assets, end of year (millions)	$163	$172	$123	$5	$7

Ratios to average net assets:
Gross expenses	1.12%	1.08%	1.08%	1.63%	1.56%
Net expenses[3]	1.12	1.08 [4]	1.08 [4]	1.63	1.56
Net investment income	1.26	2.14	2.34	3.47	3.86

Portfolio turnover rate[5]	89%	80%	94%	46%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.10% for Class C shares until April 30, 2010.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 105%, 87%, 159%, 291% and 372% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

32	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$3.87	$3.70	$3.34	$3.99	$4.13

Income (loss) from operations:
Net investment income	0.07	0.10	0.11	0.17	0.20
Net realized and unrealized gain (loss)	(0.01)	0.18	0.37	(0.64)	(0.13)
Total income (loss) from operations	0.06	0.28	0.48	(0.47)	0.07

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.12)	(0.18)	(0.21)
Total distributions	(0.09)	(0.11)	(0.12)	(0.18)	(0.21)

Net asset value, end of year	$3.84	$3.87	$3.70	$3.34	$3.99
Total return[2]	1.49%	7.77%	14.55%	(12.16)%	1.63%

Net assets, end of year (millions)	$299	$269	$238	$182	$212

Ratios to average net assets:
Gross expenses	0.51%	0.50%	0.51%	0.50%	0.52%
Net expenses[3]	0.51 [4]	0.50 [4]	0.51 [4]	0.50	0.52
Net investment income	1.86	2.73	3.07	4.60	4.89

Portfolio turnover rate[5]	89%	80%	94%	46%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 105%, 87%, 159%, 291% and 372% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$216,323,751	$0	*	$216,323,751
Asset-backed securities	—	50,717,101	—		50,717,101
Collateralized mortgage obligations	—	67,650,010	—		67,650,010
Mortgage-backed securities	—	22,990,702	1,666,219		24,656,921
Sovereign bonds	—	6,242,660	—		6,242,660
U.S. government & agency obligations	—	124,777,732	—		124,777,732
U.S. treasury inflation protected securities	—	7,702,392	—		7,702,392
Purchased options	$23,719	—	—		23,719
Total long-term investments	$23,719	$496,404,348	$1,666,219		$498,094,286
Short-term investments†	—	19,081,809	—		19,081,809
Total investments	$23,719	$515,486,157	$1,666,219		$517,176,095
Other financial instruments:
Futures contracts	85,493	—	—		85,493
Credit default swaps on corporate issues — buy protection‡	—	60,774	—		60,774
Total other financial instruments	$85,493	$60,774	—		$146,267
Total	$109,212	$515,546,931	$1,666,219		$517,322,362

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$21,131	$353,076	—	$374,207
Futures contracts	486,609	—	—	486,609
Credit default swaps on corporate issues — buy protection‡	—	217	—	217
Total	$507,740	$353,293	—	$861,033

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	35

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Mortgage Obligations	Mortgage Backed Securities	Total
Balance as of December 31, 2010	$0	*	$3,820,000	—	$3,820,000
Accrued premiums/discounts	—		—	—	—
Realized gain (loss)	—		—	—	—
Change in unrealized appreciation (depreciation)	—		—	—	—
Purchases	—		—	—	—
Sales	—		(3,820,000)	—	(3,820,000)
Transfers into Level 3[1]	—		—	$1,666,219	1,666,219
Transfers out of Level 3	—		—	—	—
Balance as of December 31, 2011	$0	*	—	$1,666,219	$1,666,219
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011	—		—	—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	Transferred in to Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

36	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and,

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	37

instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to fluctuations in interest rates. The Fund may also purchase or write options to manage exposure to an underlying instrument or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

38	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	39

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the

40	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	41

principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $374,424. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

42	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax would be required in the Fund’s financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$4,535,866	$(4,535,866)
(b)	$2,173,582	(2,173,582)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	43

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class C shares acquired from another Legg Mason Partners Fund subject to CDSC remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$9,000	$1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of December 31, 2011, the Fund had accrued $3,514 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

44	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$110,439,913	$414,157,154
Sales	130,610,922	389,570,648

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,484,597
Gross unrealized depreciation	(31,554,187)
Net unrealized depreciation	$(24,069,590)

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day eurodollar	38	9/12	$9,432,198	$9,430,175	$(2,023)
90-day eurodollar	38	3/12	9,450,249	9,438,725	(11,524)
U.S. treasury 2-year notes	954	3/12	210,316,227	210,401,720	85,493
					71,946
Contracts to Sell:
90-day eurodollar	38	3/13	$9,398,227	$9,428,750	$(30,523)
90-day eurodollar	76	9/13	18,729,716	18,849,900	(120,184)
U.S. treasury 5-year notes	442	3/12	54,250,743	54,479,953	(229,210)
U.S. treasury 10-year notes	83	3/12	10,790,230	10,883,375	(93,145)
					(473,062)
Net unrealized loss on open futures contracts					$(401,116)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	524	$127,360
Options written	131,594,093	1,322,651
Options closed	(2,097)	(762,751)
Options exercised	(154)	(61,431)
Options expired	(228)	(41,759)
Written options, outstanding as of December 31, 2011	131,592,138	$584,070

At December 31, 2011, the Fund held TBA securities with a total cost of $1,301,969.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	45

At December 31, 2011, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$300,000	3/20/15	5.000% quarterly	$17,362	$1,883	$15,479
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	370,000	3/20/20	5.000% quarterly	43,412	8,009	35,403
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	200,000	3/20/13	5.000% quarterly	(217)	(537)	320
Total	$870,000			$60,557	$9,355	$51,202

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$23,719	—	$23,719
Futures contracts[3]	85,493	—	85,493
Swap contracts[4]	—	$60,774	60,774
Total	$109,212	$60,774	$169,986

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$374,207	—	$374,207
Futures contracts[3]	486,609	—	486,609
Swap contracts[4]	—	$217	217
Total	$860,816	$217	$861,033

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

46	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options	$(67,105)	—	$(67,105)
Written options	314,341	—	314,341
Futures contracts	(318,697)	—	(318,697)
Swap contracts	—	$(44,757)	(44,757)
Total	$(71,461)	$(44,757)	$(116,218)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options	$(8,695)	—	$(8,695)
Written options	187,403	—	187,403
Futures contracts	21,758	—	21,758
Swap contracts	—	$8,298	8,298
Total	$200,466	$8,298	$208,764

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$15,716
Written options	280,102
Futures contracts (to buy)	127,158,969
Futures contracts (to sell)	54,033,142

Average Notional Balance
Credit default swap contracts (to buy protection)	$939,231

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Service and distribution fees are accrued daily and paid monthly.

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	47

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$155,965	$68,826
Class C	849,664	181,860
Class I	—	14,899
Total	$1,005,629	$265,585

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$1,179,688	$1,493,013
Class C	2,806,109	3,827,082
Class I	6,590,853	7,920,890
Total	$10,576,650	$13,240,985

7. Shares of beneficial interest

At December 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,724,808	$26,106,622	8,143,748	$31,212,072
Shares issued on reinvestment	294,798	1,145,548	383,461	1,471,205
Shares repurchased	(6,705,631)	(26,050,205)	(4,957,201)	(19,008,503)
Net increase	313,975	$1,201,965	3,570,008	$13,674,774
Class C
Shares sold	19,154,233	$74,641,818	31,066,541	$118,606,164
Shares issued on reinvestment	709,806	2,759,150	968,950	3,718,702
Shares repurchased	(21,785,248)	(84,738,111)	(20,924,177)	(80,260,875)
Net increase (decrease)	(1,921,209)	$(7,337,143)	11,111,314	$42,063,991
Class I
Shares sold	20,141,440	$78,269,684	22,986,839	$87,610,055
Shares issued on reinvestment	1,670,746	6,491,725	2,050,302	7,856,417
Shares repurchased	(13,438,019)	(52,240,849)	(19,842,044)	(76,006,424)
Net increase	8,374,167	$32,520,560	5,195,097	$19,460,048

48	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class I
Daily 1/31/2012	$0.004715	$0.003986	$0.005789

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$10,576,650	$13,240,985

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$135,890
Capital loss carryforward*	(29,408,926)
Other book/tax temporary differences(a)	241,481
Unrealized appreciation (depreciation)(b)	(24,209,641)
Total accumulated earnings (losses) — net	$(53,241,196)

*	As of December 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(6,047,189)**
12/31/2012	(554,986)
12/31/2013	(2,210,102)
12/31/2014	(8,307,534)
12/31/2015	(306,147)
12/31/2016	(2,362,393)
12/31/2017	(7,080,265)
12/31/2018	(2,540,310)
$(29,408,926)

These amounts will be available to offset future taxable capital gains. Additionally, a portion of the losses transferred from a reorganization from a prior year may be subject to certain annual limitations for tax purposes.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	49

distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer

50	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

*    *    *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the

Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report	51

matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Complaint would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

52	Legg Mason Western Asset Short-Term Bond Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Short-Term Bond Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Short-Term Bond Fund as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2012

Legg Mason Western Asset Short-Term Bond Fund	53

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Short-Term Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

54	Legg Mason Western Asset Short-Term Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Short-Term Bond Fund	55

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2011 was above the median and that its performance was below the median for the 5- and 10-year periods ended June 30, 2011. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as short investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the

56	Legg Mason Western Asset Short-Term Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remain substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not currently have breakpoints in place, the Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at lower asset levels, and only slightly higher at higher asset levels. The Board also noted that the Fund’s Contractual Management Fee is below the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Short-Term Bond Fund	57

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

58	Legg Mason Western Asset Short-Term Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Short-Term Bond Fund	59

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

60	Legg Mason Western Asset Short-Term Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Short-Term Bond Fund	61

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

62	Legg Mason Western Asset Short-Term Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Short-Term Bond Fund	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	Daily
Payable date:	Monthly
Interest from federal obligations	3.91%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

88.77% of the ordinary income distributions paid monthly by the Fund from January 2011 through December 2011 represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Western Asset

Short-Term Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Short-Term Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund 1-887-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0834 2/12 SR12-1578

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,600 in December 31, 2010 and $178,900 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,750 in December 31, 2010 and $12,050 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in December 31, 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	February 28, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	February 28, 2012